SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                  ___________________________________________



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                 March 16, 1994

                  ___________________________________________


                         THERMO INSTRUMENT SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


Delaware                              1-9786                     04-2925809
(State or other jurisdiction       (Commission             (I.R.S. Employer
of incorporation or organization)  File Number)              Identification
                                                                    Number)


504 Airport Road
Post Office Box 2108
Santa Fe, New Mexico                                             87504-2108
(Address of principal executive offices)                         (Zip Code)


                                                             (617) 622-1000
                                             (Registrant's telephone number
                                                       including area code)
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                                                                   FORM 8-K



Item 2.Acquisition or Disposition of Assets

  On March 16, 1994, Thermo Instrument Systems Inc. ("Thermo Instrument" or the "Company") acquired substantially all of the assets, subject to certain liabilities, of the EnviroTech Controls, Noran Instruments, TN Technologies and Tremetrics businesses of Baker Hughes Incorporated for a cash purchase price of $87.3 million, subject to a post-closing adjustment. The purchase price was based on the Company's determination of the fair value of the acquired businesses and negotiations with Baker Hughes Incorporated. The acquired businesses, which are part of the EnviroTech Measurements & Controls group of Baker Hughes Incorporated, collectively design, manufacture and market a variety of process control, process measurement and laboratory analytical products for use in a wide range of industrial, energy, environmental and research applications. The purchase price was funded from cash on hand.

  Thermo Electron Corporation ("Thermo Electron"), the parent company of Thermo Instrument, entered into an acquisition agreement with Baker Hughes Incorporated in January 1994 with respect to this transaction and a related transaction in which another Thermo Electron subsidiary, Thermedics Inc., acquired two companies that are also part of the EnviroTech Measurements & Controls group. Thermo Electron assigned its rights to acquire the respective businesses to the Company and Thermedics Inc.

  The Company has no present intention to use the equipment or other assets acquired for purposes materially different from the purposes for which such assets were used prior to the acquisition. However, the Company will review the assets, corporate structure, capitalization, operations, properties, policies, management and personnel of the acquired businesses and, upon completion of this review, may develop alternative plans or proposals, including mergers, transfers of a material amount of assets or other transactions or changes relating to the businesses.


























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                                                                   FORM 8-K



Item 7.Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits

       (a) Financial Statements of Business Acquired: as it is impracticable to file such information at this time, it will be filed by amendment on or prior to May 30, 1994.

       (b) Pro Forma Combined Condensed Financial Information: as it is impracticable to file such information at this time, it will be filed by amendment on or prior to May 30, 1994.

       (c) Exhibits

       2.1 Asset and Stock Purchase Agreement between Thermo Electron Corporation and Baker Hughes Incorporated dated January 28, 1994. Pursuant to Item 601(b)(2) of Regulation S-K, schedules to this Agreement have been omitted. The Company hereby undertakes to furnish supplementally a copy of such schedules to the Commission upon request

       2.2 Assignment and Assumption Agreement dated March 16, 1994 among Thermo Electron Corporation, Thermedics Inc. and Thermo Instrument Systems Inc.


































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                                                                   FORM 8-K




                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 31st day of March 1994.



                                        THERMO INSTRUMENT SYSTEMS INC.


                                        Paul F. Kelleher
                                        ------------------------------
                                        Paul F. Kelleher
                                        Chief Accounting Officer
































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